                                                                   EXHIBIT 10.25

Upon recordation, return to:
James A. L. Daniel, Jr., Esq.
Parker, Poe, Adams & Bernstein L.L.P.
Three Wachovia Center
401 South Tryon Street, Suite 3000
Charlotte, NC 28202-1935






                       LASALLE BANK NATIONAL ASSOCIATION,

         IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS
          COMMERCIAL MORTGAGE TRUST 2001-C3, COMMERCIAL MORTGAGE PASS
                      THROUGH CERTIFICATES, SERIES 2001-C3

--------------------------------------------------------------------------------

                                 LOAN ASSUMPTION

                                       AND

                             SUBSTITUTION AGREEMENT

--------------------------------------------------------------------------------








                          Date: As of ___________, 2004

                              --------------------

                   LOAN ASSUMPTION AND SUBSTITUTION AGREEMENT
                   ------------------------------------------

        THIS LOAN ASSUMPTION AND SUBSTITUTION AGREEMENT (this "AGREEMENT") is made and entered into as of ___________, 2004, by and among BEHRINGER HARVARD PLAZA SKILLMAN, LP, having an address of 1323 N. Stemmons Freeway, Suite 212, Dallas, TX 75207 ("ASSUMING BORROWER"), BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP ("BEHRINGER"), ROBERT M. BEHRINGER having an address of 1323 N. Stemmons Freeway, Suite 212, Dallas, TX 75207 and WILLIAM L. HUTCHINSON, having an address at 3100 Monticello Suite 300, Dallas, TX 75205 (individually and collectively, if more than one, "ASSUMING INDEMNITOR"), ARISTOCRAT FUND IV L.P., having an address at 17400 Dallas Parkway, Suite 216, Dallas, TX 75287 ("ORIGINAL BORROWER"), and ERIC BRAUSS, having an address at 17400 Dallas Parkway, Suite 216, Dallas, TX 75287 (individually and collectively, if more than one, "ORIGINAL INDEMNITOR") in favor of LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2001-C3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-C3, whose mailing address is c/o Wachovia Securities, Structured Products Servicing, 8739 Research Drive-URP4, Charlotte, NC 28288-1075 (28262-1075 for overnight deliveries ("LENDER").

                                    RECITALS

        A. Lehman Brothers Bank, FSB (the "ORIGINAL LENDER"), pursuant to the Loan Documents (as hereinafter defined) made a loan to Original Borrower in the original principal amount of $10,450,000 (the "LOAN"). The Loan is evidenced and secured by the following documents executed in favor of Original Lender by Original Borrower:

        (1) Promissory Note dated March 30, 2001, payable by Original Borrower to Original Lender in the original principal amount of $10,450,000 (the "NOTE");

        (2) Deed of Trust and Security Agreement of even date with the Note, granted by Original Borrower to Barnet B. Skelton, Jr., as Trustee for the benefit of Original Lender, recorded in Book 064, Page 06083 in the real estate records of Dallas County, Texas ("RECORDER'S OFFICE") (the "MORTGAGE");

        (3) Assignment of Leases and Rents of even date with the Note granted by Original Borrower to Original Lender, recorded in Book 064, Page 06142, in the Recorder's Office (the "ASSIGNMENT");

        (4) UCC-1 financing statements with Original Borrower as debtor and Original Lender as secured party, filed with the Recorder's Office in Book 064, Page 06159 and with the Secretary of State of the State of Texas as Instrument No. 01-0061283 (collectively the "FINANCING STATEMENTS");

        (5) Guaranty of Recourse Obligations of Borrower by and between Original Indemnitor and Original Lender of even date with the Note (the "INDEMNITY AGREEMENT");

        (6) Environmental Indemnity Agreement by and between Original Borrower, Original Indemnitor and Original Lender of even date with the Note (the "ENVIRONMENTAL INDEMNITY AGREEMENT"); and

        (7) Assignment of Agreements, Permits and Contracts by and between Assuming Borrower and Lender of even date with the Note.

The foregoing documents, together with any and all other documents executed by Original Borrower and/or Original Indemnitor in connection with the Loan, are collectively called the "LOAN DOCUMENTS." As used herein, the term "ASSUMING OBLIGORS" shall mean Assuming Borrower and Assuming Indemnitor; the term "ORIGINAL OBLIGORS" shall mean Original Borrower and Original Indemnitor.

        B. Original Lender assigned, sold and transferred its interest in the Loan and all Loan Documents to Lender and Lender is the current holder of all of Original Lender's interest in the Loan and Loan Documents.

        C. Original Borrower continues to be the owner of the Property (as defined below).

        D. Pursuant to that certain Purchase and Sale Agreement dated as of February 27, 2004 (as further amended and as assigned to Assuming Borrower, the "SALES AGREEMENT"), Original Borrower agreed to sell, and Assuming Borrower agreed to purchase, that certain real property more particularly described on Exhibit A attached hereto, together with all other property encumbered by the Mortgage and the other Loan Documents (collectively, the "PROPERTY"). The Sales Agreement requires that the Assuming Borrower assume the Loan and the obligations of Original Borrower under the Loan Documents, and conditions the closing of the sale of the Property upon the Lender's consent to the sale of the Property and the assumption of the Loan.

        E. Pursuant to Section 8 of the Mortgage, Original Borrower has the right to sell the Property to a third party subject to the satisfaction of certain conditions specified therein. Original Borrower and Assuming Borrower have requested that Lender consent to the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage and the other Loan Documents, and to the assumption by Assuming Borrower of the Loan and the assumption by Assuming Obligors of the obligations of Original Obligors under the Loan Documents.

        F. Lender is willing to consent to the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage and the other Loan Documents, and to the assumption by Assuming Borrower of the Loan and the assumption by Assuming Obligors of the obligations of Original Obligors under the Loan Documents, on and subject to the terms and conditions set forth in this Agreement and in the Mortgage and in the other Loan Documents.

        G. Lender, Original Obligors and Assuming Obligors by their respective executions hereof, evidence their consent to the transfer of the Property to Assuming Borrower and the modification and assumption of the Loan Documents as hereinafter set forth.

                             STATEMENT OF AGREEMENT

        In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

        1. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF ORIGINAL OBLIGORS, RELEASE OF LENDER.

           (a) Original Obligors hereby represent to Lender and to Assuming Obligors, as of the date hereof, that (i) simultaneously with the execution and delivery hereof, Original Borrower has conveyed and transferred all of the Property to Assuming Borrower; (ii) simultaneously with the execution and delivery hereof, Original Borrower has assigned and transferred to Assuming Borrower all leases, tenancies, security deposits and prorated rents of the Property in effect as of the date hereof ("LEASES") retaining no rights therein or thereto; (iii) Original Borrower has not received a mortgage from Assuming Borrower encumbering the Property to secure the payment of any sums due Original Borrower or obligations to be performed by Assuming Borrower; (iv) the Mortgage is a valid first lien on the Property for the full unpaid principal amount of the Loan and all other amounts as stated therein; (v) there are no defaults by them under the provisions of the Loan Documents; (vi) there are no defenses, set-offs or rights of defense, set-off or counterclaim whether legal, equitable or otherwise to the obligations evidenced by or set forth in the Loan Documents;
(vii) all provisions of the Loan Documents are in full force and effect, except as modified herein; (viii) there are no subordinate liens of any kind covering or relating to the Property nor are there any mechanics' liens or liens for due and unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received and (ix) the representations and warranties made by Original Obligors in the Loan Documents or in any other documents or instruments delivered in connection with the Loan Documents, including, without limitation, all representations and warranties with respect to environmental matters, are true, on and as of the date hereof, with the same force and effect as if made on and as of the date hereof.

            (b) Original Obligors hereby covenant and agree that: (i) from and after the date hereof, Lender may deal solely with Assuming Obligors in all matters relating to the Loan, the Loan Documents, and the Property; (ii) they shall not at any time hereafter take (x) a mortgage or other lien encumbering the Property or (y) a pledge of direct or indirect interests in Assuming Borrower from Assuming Obligors to secure any sums to be paid or obligations to be performed by Assuming Obligors so long as any portion of the Loan remains unpaid; and (iii) Lender has no further duty or obligation of any nature relating to this Loan or the Loan Documents to Original Obligors.

Original Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

        2. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF ASSUMING OBLIGORS.

            (a) Assuming Obligors hereby represent and warrant to Lender, as of the date hereof, that: (i) simultaneously with the execution and delivery hereof, Assuming Borrower has purchased from Original Borrower all of the Property, and has accepted Original Borrower's assignment of the Leases; (ii) Assuming Borrower has assumed the performance of Original Borrower's obligations under the Leases; (iii) Assuming Borrower has not granted to Original Borrower (x) a mortgage or other lien upon the Property or (y) a pledge of direct or indirect interests in the Assuming Borrower to secure any debt or obligations owed to Original Borrower; (iv) to the knowledge of Assuming Obligors, no Event of Default (as defined in the Mortgage) has occurred or is continuing; (v) to the knowledge of Assuming Obligors, all provisions of the Loan Documents are in full force and effect; (vi) to the knowledge of Assuming Obligors, the representations and warranties made in the Loan Documents or in any other documents or instruments delivered in connection with the Loan Documents are true, on and as of the date hereof; and (vii) Assuming Obligors have reviewed all of the Loan Documents and consent to the terms thereof.

            (b) Assuming Borrower shall not hereafter, without Lender's prior consent in accordance with the terms of the Loan Documents, further encumber the Property or sell or transfer the Property or any interest therein, except as may be specifically permitted in the Loan Documents. Assuming Obligors have no knowledge that any of the representations and warranties made by the Original Obligors herein are untrue, incomplete, or incorrect.

            (c) Assuming Indemnitor hereby represents and warrants to the Lender that Assuming Indemnitor is an affiliate of the Assuming Borrower and Assuming Indemnitor will derive substantial economic benefit from the Lender's agreement to consent to the transaction described herein. The Assuming Indemnitor hereby acknowledges and agrees that the Assuming Indemnitor has executed this Agreement and agreed to be bound by the covenants and agreements set forth herein in order to induce the Lender to consent to the transaction described herein. Accordingly, the Assuming Indemnitor acknowledges that the Lender would not consent to the transaction described herein without the execution and delivery by the Assuming Indemnitor of this Agreement.

Assuming Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

        3. ASSUMPTION OF OBLIGATIONS OF BORROWER. Assuming Borrower hereby assumes the Debt (as defined in the Mortgage) and Assuming Borrower hereby assumes all the other respective past, present and future obligations of Original Borrower of every type and nature set forth in the Loan Documents in accordance with, and subject to, their respective terms and conditions, as the same may be modified by this Agreement. Assuming Borrower further agrees to abide by and be bound by all of the terms of the Loan Documents applicable to the "Borrower", in accordance with their respective terms and conditions, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein, all as though each of the Loan Documents had been made, executed, and delivered by Assuming Borrower. Assuming Borrower agrees to pay when and as due all sums due under the Note and agrees to pay, perform, and discharge each and every other obligation of payment and performance of the "Borrower" pursuant to and as set forth in the Loan Documents at the time, in the manner and otherwise in all respects as therein provided, including, without limitation, pursuant to the terms of Section 14 of the Note. Assuming Borrower hereby acknowledges, agrees and warrants that (i) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Assuming Borrower to avoid or delay timely performance of their obligations under the Loan Documents, as applicable; (ii) there are no monetary encumbrances or liens of any kind or nature against the Property except those created by the Loan Documents, and all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of the Note, except as amended herein.

        4. ASSUMPTION OF THE OBLIGATIONS OF THE INDEMNITOR UNDER THE INDEMNITY AGREEMENT AND ENVIRONMENTAL INDEMNITY AGREEMENT; SUBSTITUTION OF INDEMNITOR. From and after the date of this Agreement, the Assuming Indemnitor shall be obligated and responsible for the performance of each and all of the obligations and agreements of the "INDEMNITOR", "GUARANTOR" and/or "PRINCIPAL" (collectively referred to herein as "INDEMNITOR") under the Indemnity Agreement, the Environmental Indemnity Agreement and the other Loan Documents to which Original Indemnitor is a party, and the Assuming Indemnitor shall be liable and responsible for each and all of the liabilities of the Indemnitor thereunder, and shall be substituted in lieu of and in place of the Original Indemnitor, as fully and completely as if the Assuming Indemnitor had originally executed and delivered such Loan Documents as the Indemnitor thereunder, including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Agreement, been the obligations, agreements and liabilities of the Original Indemnitor, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued, and without regard to the Indemnitor then responsible or liable therefor at the time of such accrual. From and after the date hereof, the Assuming Indemnitor further agrees to abide by and be bound by all of the terms of the Loan Documents having reference to the Indemnitor, all as though each of the Loan Documents to which the Original Indemnitor is a party had been made, executed, and delivered by the Assuming Indemnitor as the Indemnitor. From and after the date hereof, the Assuming Indemnitor hereby agrees to pay, perform, and discharge each and every obligation of payment and performance of the Indemnitor under, pursuant to and as set forth in the Loan Documents at the time, in the manner and otherwise in all respects as therein provided. With respect to the Environmental Indemnity Agreement, the liability of Assuming Indemnitor shall be joint and several with that of the Assuming Borrower.

        5. NOTICES TO INDEMNITOR. Without amending, modifying or otherwise affecting the provisions of the Loan Documents except as expressly set forth herein, the Lender shall, from and after the date of this Agreement, deliver any notices to the Indemnitor which are required to be delivered pursuant to the Loan Documents, or are otherwise delivered by the Lender thereunder at Lender's sole discretion, to the Assuming Indemnitor's address set forth above.

        6. CONSENT TO CONVEYANCE, ASSUMPTION AND SUBSTITUTION OF INDEMNITOR; RELEASE OF ORIGINAL OBLIGORS. Subject to the terms and conditions set forth in this Agreement, Lender consents to: (a) the sale, conveyance, assignment and transfer of the Property by Original Borrower to Assuming Borrower, subject to the Mortgage and the other Loan Documents; (b) the assumption by Assuming Borrower of the Loan and the obligations of Original Borrower under the Loan Documents; and (c) the assumption by Assuming Indemnitor of the obligations of the Original Indemnitor under the Loan Documents to which Original Indemnitor is a party. The Original Obligors are each hereby released from any and all liability to Lender under any and all of the Loan Documents arising or first accruing subsequent to the transfer of the Property to Assuming Borrower and the assumption by Assuming Borrower and Assuming Indemnitor hereunder. Lender's consent to such transfer and assumption shall, however, not constitute its consent to any subsequent transfers of the Property. Original Obligors hereby acknowledge and agree that the foregoing release shall not be construed to release Original Obligors from any personal liability under the Note or any of the other Loan Documents for any acts or events occurring or obligations arising prior to or simultaneously with the closing of the transaction described herein.

        7. RELEASE AND COVENANT NOT TO SUE. Original Obligors and Assuming Obligors, on behalf of themselves and their heirs, successors and assigns, hereby release and forever discharge Lender, any trustee of the Loan, any servicer of the Loan, each of their respective predecessors in interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively the "LENDER PARTIES"), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities demands or causes of action of any nature, at law or in equity, known or unknown, which Original Obligors and Assuming Obligors now have by reason of any cause, matter, or thing through and including the date hereof, including, without limitation, matters arising out of or relating to: (a) the Loan, including, without limitation, its funding, administration and servicing;
(b) the Loan Documents; (c) the Property; (d) any reserve and/or escrow balances held by Lender or any servicers of the Loan; or (e) the sale, conveyance, assignment and transfer of the Property except, with respect to any counter-claims or defenses made by Original Obligors in a proceeding instituted by any Lender Party, for matters related to claims permitted pursuant to the immediately following sentence. Original Obligors and Assuming Obligors, on behalf of themselves and their heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action, except for those claims or causes of action resulting from any of the Lender Parties' fraud, gross negligence or willful misconduct.

        8. ACKNOWLEDGMENT OF INDEBTEDNESS. This Agreement recognizes the reduction of the principal amount of the Note and the payment of interest thereon to the extent of payments made by Original Borrower prior to the date of execution of this Agreement. The parties acknowledge and agree that, as of the date of this Agreement, the principal balance of the Note is $10,138,845.76 and interest on the Note is paid to July 10, 2004. Assuming Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable by Assuming Borrower to Lender. The parties acknowledge that Lender is holding the following escrow and/or reserve balances:

                     Tax Escrow:                        $ 212,966.13
                     Insurance Escrow:                  $  23,747.95
                     Replacement Reserve:               $  19,077.94
                     Tenant Improvements and
                        Leasing Commissions             $  31,041.61

The parties acknowledge and agree that Lender shall continue to hold the escrow and reserve balances for the benefit of Assuming Borrower in accordance with the terms of the Loan

Documents. Original Obligors covenant and agree that the Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such escrow and/or reserve balances. Original Obligors hereby release and forever discharge the Lender Parties from any obligations to Original Obligors relating to such escrow and/or reserve balances. Assuming Obligors acknowledge and agree that the funds listed above constitute all of the reserve and escrow funds currently held by Lender with respect to the Loan and authorize such funds to be transferred to an account controlled by Lender for the benefit of Lender and Assuming Borrower.

On the date hereof, Assuming Borrower shall deposit an amount equal to $150,000.00 into the Tenant Improvement/Leasing Commission Reserve.

        9. MODIFICATIONS OF THE LOAN DOCUMENTS. The Mortgage is hereby modified as follows:

           (a) Section 14.1 of the Mortgage is hereby deleted in its entirety and the following substituted in its stead:

           "14.1. NOTICES. All notices, demands, requests or other written communications hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee addressed as follows:

         If to Borrower:        Behringer Harvard Plaza Skillman, LP
                                1323 North Stemmons Freeway

                                Suite 212
                                Dallas, TX  75207
                                Attn:  [____________________]

         With a copy to:        Dunhill Partners, Inc.
                                3100 Monticello, Suite 300
                                Dallas, TX  75205
                                Attn:  Micah Ashford

         If to Lender:          LaSalle Bank National Association, in its
                                capacity as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2001-C3,
                                Commercial Mortgage Pass-Through Certificates,
                                Series 2001-C3 c/o Wachovia Securities,
                                Structured Products Servicing 8739 Research
                                Drive-URP4 Charlotte, NC 28288-1075 (28262-1075
                                for overnight deliveries)

         with a copy to:        Parker, Poe, Adams & Bernstein L.L.P.
                                Three Wachovia Center
                                401 South Tryon Street, Suite 3000
                                Charlotte, NC 28202-1935
                                Attn:  James A. L. Daniel, Jr. Esq.

All notices, demands and requests shall be effective (i) upon delivery, if delivered in person, (ii) one (1) business day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) business days after having been deposited in the United States mail as provided above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America."

           (b) SECTION 1.3 (SECURITY AGREEMENT) is hereby modified to substitute the name and address (as listed above) of Lender, as Secured party, and Assuming Borrower, as Debtor, in place of the Secured Party and Debtor names and addresses set forth therein.

           (c) RESERVED

        10. INTEREST ACCRUAL RATE AND MONTHLY INSTALLMENT PAYMENT AMOUNT TO REMAIN THE SAME. The interest rate and the monthly payments set forth in the Note shall remain unchanged. Prior to the occurrence of an Event of Default hereunder or under the Note, interest shall accrue on the principal balance outstanding from time to time at the Applicable Interest Rate (as defined in the Note) and principal and interest (which does not include such amounts as may be required to fund escrow obligations under the terms of the Loan Documents) shall continue to be paid in accordance with the provisions of the Note.

        11. CONDITIONS. This Agreement shall be of no force and effect until each of the following conditions has been met to the complete satisfaction of
Lender:

           (a) FEES AND EXPENSES. Original Borrower and/or Assuming Borrower shall pay, or cause to be paid at closing: (i) all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, filing fees, surveyor fees, broker fees, transfer or mortgage taxes, rating agency confirmation fees, application fees, all third party fees, search fees, transfer fees, inspection fees, title insurance policy or endorsement premiums or other charges of Title Company and the fees and expenses of legal counsel to any Lender Party and any applicable rating agency and (ii) an assumption fee to Lender in the amount of $101,388.46 being one percent (1%) of the outstanding principal balance of the Note as of the date of the transfer and assumption contemplated by this Agreement and the other fees and expenses outlined in the beneficiary statement distributed to the parties by Lender.

        (b) OTHER CONDITIONS. Satisfaction of all requirements under the Loan Documents and the closing checklist for this transaction as determined by Lender and Lender's counsel in their sole discretion.

        12. DEFAULT.

            (a) BREACH. Any breach of Assuming Obligors or Original Obligors of any of the representations and warranties contained herein shall constitute a default under the Mortgage and each other Loan Document.

            (b) FAILURE TO COMPLY. Any failure of Assuming Obligors or Original Obligors to fulfill any one of the conditions set forth in this Agreement shall constitute a default under this Agreement and the Loan Documents.

        13. NO FURTHER CONSENTS. Assuming Obligors and Original Obligors acknowledge and agree that Lender's consent herein contained is expressly limited to the sale, conveyance, assignment and transfer herein described, that such consent shall not waive or render unnecessary Lender's consent or approval of any subsequent sale, conveyance, assignment or transfer of the Property, and that Section 8 of the Mortgage shall continue in full force and effect.

        14. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSUMING OBLIGORS. As a condition of this Agreement, Assuming Obligors represent and warrant to Lender as follows:

           (a) Assuming Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas. Assuming Borrower has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents.

           (b) Behringer Harvard Plaza Skillman GP, LLC is a limited liability company duly organized and validly existing in good standing under the laws of the State of Texas and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Assuming Borrower. Behringer Harvard Plaza Skillman GP, LLC is, and shall remain, the sole General Partner of Assuming Borrower and has full power and authority to enter into this Agreement as General Partner on behalf of Assuming Borrower, and to execute this Agreement.

           (c) (i) Each Assuming Indemnitor that is a natural person is a resident of the State of Texas and is legally competent to execute this Agreement and to assume the obligations of the Original Indemnitor as contained in the Indemnity Agreement and Environmental Indemnity Agreement.

           (ii) Behringer is a limited partnership duly organized and validly existing under the laws of the State of Texas. Behringer has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents to which it is a party.

           (d) This Agreement and the Loan Documents constitute legal, valid and binding obligations of Assuming Obligors enforceable in accordance with their respective terms. Neither the entry into nor the assumption and performance of and compliance with this Agreement or any of the Loan Documents has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Assuming Obligors or any property of Assuming Obligors are bound or any statute, rule or regulation applicable to Assuming Obligors.

           (e) There is no action, proceeding or investigation pending or, to the knowledge of Assuming Obligors, threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Assuming Obligors.

           (f) There has been no legislative action, regulatory change, revocation of license or right to do business, fire, explosion, flood, drought, windstorm, earthquake, accident, other casualty or act of God, labor trouble, riot, civil commotion, condemnation or other action or event which has had any material adverse effect, on the business or condition (financial or otherwise) of Assuming Obligors or any of their properties or assets, whether insured against or not, since Assuming Obligors submitted to Lender their request to assume the Loan.

           (g) The financial statements and other data and information supplied by Assuming Obligors in connection with Assuming Obligors' request to assume the Loan or otherwise supplied in contemplation of the assumption of the Loan by Assuming Obligors were in all material respects true and correct on the dates they were supplied, and since their dates no material adverse change in the financial condition of Assuming Obligors has occurred, and there is not any pending or, to the knowledge of Assuming Obligors, threatened litigation or proceedings which might impair to a material extent the business or financial condition of Assuming Obligors.

           (h) Without limiting the generality of the assumption of the Loan Documents by Assuming Obligors, Assuming Obligors hereby specifically remake and reaffirm the representations, warranties and covenants set forth in the Mortgage, the Indemnity Agreement and the Environmental Indemnity Agreement.

           (i) No representation or warranty of Assuming Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

        (j) Assuming Borrower hereby represents and warrants to Lender that Assuming Borrower will not permit the transfer of any interest in Assuming Borrower to any person or entity (or any beneficial owner of such entity) who is listed on the specifically Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of Office of Foreign Asset Control, Department of the Treasury or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the "OFAC LISTS"). Assuming Borrower will not knowingly enter into a lease with any party who is listed on the OFAC Lists. Assuming Borrower shall immediately notify Lender if Assuming Borrower has knowledge that any member of beneficial owner of Assuming Borrower is listed on the OFAC Lists or (A) is indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Assuming Borrower shall immediately notify Lender if Assuming Borrower knows that any tenant is listed on the OFAC Lists or (A) is convicted on, (B) pleads nolo contender to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Assuming Borrower further represents and warrants to Lender that Assuming Borrower is currently not on the OFAC Lists.

        15. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF ORIGINAL OBLIGORS. As a condition of this Agreement, Original Obligors represent and warrant to Lender as follows:

            (a) Original Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas. Original Borrower has full power and authority to enter into and carry out the terms of this Agreement and to convey the Property and assign the Loan Documents.

            (b) Today Plaza Center GP, Inc. is a corporation duly organized and validly existing in good standing under the laws of the State of Texas and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of Original Borrower. Today Plaza Center GP, Inc. is the sole General Partner of Original Borrower and has full power and authority to enter into this Agreement as General Partner on behalf of Original Borrower, and to execute this Agreement.

            (c) Each Original Indemnitor is a resident of the State of [Texas] and is legally competent to execute this Agreement.

            (d) This Agreement, the Sales Agreement and all other documents executed by Original Obligors in connection therewith, constitute legal, valid and binding obligations of Original Obligors enforceable in accordance with their respective terms, subject to applicable debtor relief statutes. Neither the entry into nor the performance of and compliance with this Agreement, the Sales Agreement and all other documents executed by Original Obligors in connection therewith has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Original Obligors or any property of Original Obligors are bound or any statute, rule or regulation applicable to Original Obligors.

            (e) Original Obligors have not received any written notices from any governmental entity claiming that Original Obligors or the Property is not presently in compliance with any laws, ordinances, rules, and regulations bearing upon the use and operation of the Property, including, without limitation, any notice relating to zoning laws or building code regulations.

            (f) The Certified Rent Roll provided to Lender of even date herewith, is a true, complete and accurate summary of all tenant leases ("TENANT LEASES" or individually a "TENANT LEASE") affecting the Property as of the date of this Agreement. No rent has been prepaid under any Tenant Lease except rent for the current month. Each

Tenant Lease has been duly executed and delivered by, and, to the knowledge of Original Obligors, is a binding obligation of, the respective tenant, and each Tenant Lease is in full force and effect. Each Tenant Lease represents the entire agreement between the landlord and the respective tenant and no Tenant Lease has been terminated, renewed, amended, modified or otherwise changed without the prior written consent of Lender to the extent required under the Loan Documents. The tenant under each Tenant Lease has taken possession of and is in occupancy of the premises therein described and is open for business. Rent payments have commenced under each Tenant Lease, and all tenant improvements in such premises and other conditions to occupancy and/or rent commencement have been completed by Landlord. All obligations of the landlord under the Tenant Leases have been performed, and no event has occurred and, to the knowledge of Original Obligors, no condition exists that, with the giving of notice or lapse of time or both, would constitute a default by Landlord under any Tenant Lease. There are no offsets or defenses that any tenant has against the full enforcement of any Tenant Lease by the landlord thereunder. Each Tenant Lease is fully and freely assignable by the landlord without notice to or the consent of the tenant thereunder.

            (g) Original Borrower is the current owner of the Property. There are no pending or, to the knowledge of Original Obligors, threatened suits, judgments, arbitration proceeding, administrative claims, executions or other legal or equitable actions or proceedings against Original Obligors or the Property, or any pending or, to the knowledge of Original Obligors, threatened condemnation or annexation proceedings affecting the Property, or any agreements to convey any portion of the Property, or any rights thereto, not disclosed in this Agreement, including, without limitation to any governmental agency.

            (h) RESERVED

            (i) No representation or warranty of Original Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

        16. INCORPORATION OF RECITALS. Each of the Recitals set forth above in this Agreement are incorporated herein and made a part hereof.

        17. PROPERTY REMAINS AS SECURITY FOR LENDER. All of the Mortgaged Property as described and defined in the Mortgage shall remain in all respects subject to the lien, charge or encumbrance of the Mortgage, and, except as expressly set forth herein, nothing herein contained and nothing done pursuant hereto shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note or the Mortgage, nor shall anything herein contained or done in pursuance hereof affect or be construed to affect any other security for the Note, if any, held by Lender.

        18. NO WAIVER BY LENDER. Nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under any of the Loan Documents, or under applicable law.

        19. REFERENCES. From and after the date hereof: (a) references in any of the Loan Documents to any of the other Loan Documents will be deemed to be references to such of the Loan Documents as modified by this Agreement; (b) references in the Loan Documents to Borrower or Mortgagor shall hereafter be deemed to refer to Assuming Borrower; (c) references in the Indemnity Agreement, Environmental Indemnity Agreement and the other Loan Documents to the Guarantor, Indemnitor or Principal shall hereafter be deemed to refer to Assuming Indemnitor; and (d) all references to the term "Loan Documents" in the Mortgage and Assignment of Rents shall hereinafter refer to the Loan Documents referred to herein, this Agreement, and all documents executed in connection with Agreement.

        20. RELATIONSHIP WITH LOAN DOCUMENTS. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to be amended hereby. Except as amended hereby, the Loan Documents shall remain unchanged and in full force and effect.

        21. CAPTIONS. The headings to the Sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

        22. PARTIAL INVALIDITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.

        23. ENTIRE AGREEMENT. This Agreement and the documents contemplated to be executed herewith constitutes the entire agreement among the parties hereto with respect to the assumption of the Loan and shall not be amended unless such amendment is in writing and executed by each of the parties. The Agreement supersedes all prior negotiations regarding the subject matter hereof. This Agreement and the Loan Documents may not be amended, revised, waived, discharged, released or terminated orally, but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

        24. BINDING EFFECT. This Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by Lender to any further sale, conveyance, assignment or transfer of the Property by Assuming Borrower.

        25. MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, taken together, will constitute one and the same Agreement.

        26. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State where the Property is located.

        27. EFFECTIVE DATE. This Agreement shall be effective as of the date of its execution by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.

        28. TIME OF ESSENCE. Time is of the essence with respect to all provisions of this Agreement.

        29. CUMULATIVE REMEDIES. All remedies contained in this Agreement are cumulative and Lender shall also have all other remedies provided at law and in equity or in the Mortgage and other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole subjective direction of Lender and may be exercised in any order and as often as occasion therefor shall arise.

        30. CONSTRUCTION. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and that no provision shall be construed against or interpreted to the disadvantage of any party. Assuming Obligors and Original Obligors have had sufficient time to review this Agreement, have been represented by legal counsel at all times, have entered into this Agreement voluntarily and without fraud, duress, undue influence or coercion of any kind. No representations or warranties have been made by Lender to any party except as set forth in this Agreement.

        31. WAIVER OF JURY TRIAL. ORIGINAL OBLIGORS, ASSUMING OBLIGORS AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE LOAN DOCUMENTS OR THIS.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first aforesaid.

         ASSUMING
         BORROWER:              BEHRINGER HARVARD PLAZA SKILLMAN, LP

                                By:    BEHRINGER HARVARD PLAZA SKILLMAN GP, LLC
                                       Its: General Partner

                                            By:
                                                     ---------------------------
                                            Name:
                                                     ---------------------------
                                            Title:
                                                       -------------------------


         ASSUMING

         INDEMNITOR:
                                       -----------------------------------------
                                       Name: William L. Hutchinson

                                       -----------------------------------------
                                       Name: Robert M. Behringer

                                       BEHRINGER HARVARD SHORT-TERM
                                       OPPORTUNITY FUND I, LP

                                       By:  BEHRINGER HARVARD ADVISORS II, LP
                                       Its: General Partner

                                            By:      HARVARD PROPERTY TRUST, LLC
                                            Its:     General Partner

                                                    By:
                                                             -------------------
                                                    Name:
                                                             -------------------
                                                    Title:
                                                               -----------------

         ORIGINAL
         BORROWER:                     ARISTOCRAT FUND IV L.P.

                                       By:  TODAY PLAZA CENTER GP, INC.
                                       Its: General Partner

                                             By:
                                                      --------------------------
                                             Name:
                                                      --------------------------
                                             Title:
                                                      --------------------------



         ORIGINAL
         INDEMNITOR:
                                        ----------------------------------------
                                        Name:  Eric Brauss

         LENDER: LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2001-C3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-C3



                                By:   WACHOVIA   BANK,   NATIONAL   ASSOCIATION
                                      (f/k/a  First  Union National Bank),
                                      solely in its capacity as Master Servicer,
                                      as authorized under that certain Pooling
                                      and Servicing  Agreement dated as of
                                      July 11, 2001


                                      By:
                                               --------------------------------
                                      Name:
                                               --------------------------------
                                      Title:
                                                -------------------------------

STATE OF __________________  )
                             ): ss.
COUNTY OF  ________________  )

         On this ____ day of ________________, 2004, personally appeared before me ______________ __________________________, to me known (or proved to me on the basis of satisfactory evidence) to be the ____________________________ of WACHOVIA BANK, NATIONAL ASSOCIATION, acting in its authorized capacity as Master Servicer for and on behalf of LaSalle Bank National Association, as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2001-C3, Commercial Mortgage Pass-Through Certificates, Series 2003-C1 that executed the within and foregoing instrument, and acknowledged that said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument, and that by his/her signature on the instrument the entity upon behalf of which he/she acted, executed the instrument.


                                                    ----------------------------
                                                    Notary Public

[SEAL]
My commission expires: ___________